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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       October 16, 1998 (October 15, 1998)
                -----------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



     TENNESSEE                        1-10160                   62-0859007
------------------------           -----------                -------------
(State of incorporation)           (Commission                (IRS Employer
                                   File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

SALE OF CREDIT CARD PORTFOLIO

     On October 15, 1998, Union Planters Corporation sold a large majority of the credit card portfolio of Union Planters Bank, N. A. ("UPB") to MBNA Bank America, N. A. ("MBNA") and also entered into additional agreements to sell to MBNA a large majority of the credit card portfolios of Union Planters Bank of Kentucky, N. A. and Magna Bank, N. A. , which on October 9, 1998 was merged with and into UPB. As part of the sale, MBNA has been appointed the exclusive issuer of Union Planters' credit cards. As of September 30, 1998, the portfolios being sold totaled approximately $480 million.


























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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











                                                  Union Planters Corporation
                                             ----------------------------------
                                                         Registrant



Date:    October 16, 1998                             /s/ John W. Parker
      ------------------------               ----------------------------------
                                                        John W. Parker
                                                 Executive Vice President and
                                                    Chief Financial Officer












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